SCHEDULE 14A
                        (Rule 14a-101)
           INFORMATION REQUIRED IN A PROXY STATEMENT
                   SCHEDULE 14A INFORMATION


  Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.)

Filed by the Registrant   X
Filed by Party other than the Registrant

Check the appropriate box:
  Preliminary Proxy Statement         Confidential, for Use of the Commission
X Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
  Definitive Additional Materials     Soliciting Material Pursuant to
                                       Rule 240.14a-11(c) or Rule 240.14a-12



                   ESSEX COUNTY GAS COMPANY
       (Name of Registrant as Specified in Its Charter)
   _________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X     No fee required
      Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and O-11.

(1) Title of each class of securities to which transaction
    applies:
___________________________________________________________
(2) Aggregate number of securities to which transaction
    applies:
___________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
___________________________________________________________
(4) Proposed maximum aggregate value of transaction:
___________________________________________________________
(5) Total fee paid:
___________________________________________________________

  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          ____________________________
     (2)  Form, Schedule or Registration Statement No.:
          ____________________________
     (3)  Filing Party:
          ____________________________
     (4)  Date Filed:
          ____________________________










                        N O T I C E   O F

                    A N N U A L   M E E T I N G

                    J A N U A R Y   21,   1 9 9 7

                              A N D

                   P R O X Y   S T A T E M E N T




                     ESSEX COUNTY GAS COMPANY
                        7 NORTH HUNT ROAD
                   AMESBURY, MASSACHUSETTS  01913
                      Phone: (508) 388-4000

                   ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held January 21, 1997




                                   December 2, 1996


Dear Stockholders:

YOUR VOTE IS IMPORTANT TO US! Whether or not you plan to attend the Stockholders' Meeting, I urge you to vote. Please specify your choice by marking the appropriate boxes on the enclosed proxy and returning it in the postpaid return envelope as promptly as possible. If you date, sign and return your proxy card without indicating your choices, the persons designated as proxies will vote your shares in accordance with the recommendations of your Directors and management.

The Annual Meeting of Stockholders will be held at 10:00 a.m. at the offices of State Street Bank, 225 Franklin Street,
Boston, Massachusetts on January 21, 1997.



                              Charles E. Billups
                              Chairman of the Board



                             NOTICE
                     ESSEX COUNTY GAS COMPANY
                        7 NORTH HUNT ROAD
                   AMESBURY, MASSACHUSETTS  01913
                     Phone: (508) 388-4000

                 ANNUAL MEETING OF STOCKHOLDERS
                  To Be Held January 21, 1997




                                   December 2, 1996


To the Common Stockholders of
 ESSEX COUNTY GAS COMPANY:

     Notice is hereby given that the Annual Meeting of the Stockholders of Essex County Gas Company will be held at the offices of State Street Bank and Trust Company, 225 Franklin Street (33rd Floor), Boston, Massachusetts, on Tuesday, January 21, 1997, at 10:00 o'clock a.m., Eastern Standard Time, for the following purposes:

     1. To elect a Board of Directors to serve for the ensuing year.

     2. To transact such other business as may properly come before the meeting.

Only Common Stockholders of record as of the close of business on December 2, 1996, will be entitled to vote at the meeting and at any and all adjournments thereof.

In case you are unable to personally be present at the meeting, you are urged, no matter how small your holdings, to execute the enclosed proxy and return it promptly in the accompanying envelope.



                               By Order of the Board of Directors


                                           Cathy E. Brown, Clerk



This document constitutes a Proxy Statement of Essex County Gas
Company relating to the solicitation of proxies for the matters to be acted upon at its Annual Meeting of Stockholders.



                               IMPORTANT
        To assure your representation at the meeting, please
                       mail the enclosed proxy promptly.




                        PROXY STATEMENT


                     ESSEX COUNTY GAS COMPANY
                        7 NORTH HUNT ROAD
                   AMESBURY, MASSACHUSETTS  01913
                      Phone: (508) 388-4000


                   ANNUAL MEETING OF STOCKHOLDERS
                         January 21, 1997





                                           December 2, 1996

                     PROXY AND SOLICITATION

The accompanying proxy is solicited by and on behalf of the Board of Directors of Essex County Gas Company for use at the Annual Meeting of Stockholders to be held at the offices of State Street Bank and Trust Company, 225 Franklin Street (33rd floor), Boston, Massachusetts, on Tuesday, January 21, 1997, at 10:00 a.m. Eastern Standard Time, for the purposes set forth in the foregoing notice of the Annual Meeting of Stockholders and at any and all adjournments thereof. The proxy material will be mailed to all stockholders of the Company on or about December 5, 1996.

The Annual Report of the Company for the fiscal year ended
August 31, 1996, including financial statements, is being mailed to all stockholders of the Company simultaneously with the mailing of this Proxy Statement.

A stockholder who executes a proxy may revoke it at any time before it is voted by notifying the Clerk of the Company to such effect in writing prior to the Annual Meeting, by filing with the Company a superseding later-dated proxy, or by voting in person at the Annual Meeting. The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve the matters which are to be submitted to the stockholders at the Annual Meeting. Abstentions shall be voted neither "for" nor "against," but shall be counted in the determination of a quorum. Broker non-votes and withheld votes will not be included for quorum purposes or in the total number of votes cast and therefore will have no effect on the vote.

As of November 1, 1996, there were outstanding 1,650,847 shares of Common Stock, each of which is entitled to one vote per share, in person or by proxy, on all matters acted on at the meeting. Only Common Stockholders of record at the close of business on December 2, 1996, will be entitled to vote at the meeting or at any adjournment thereof.

The persons named in the accompanying form of proxy, including any substitutes, will vote such proxy in accordance with any specifications made in the space provided therefor in the form of proxy and, if no specification is made, will vote such proxy as recommended by the Directors (1) to reelect as Directors each of the twelve nominees as set forth below unless authority to elect one or more Directors has been withheld, or
(2) to elect as Director such other persons, or a lesser number of Directors as may be approved by the Board of Directors, if, for any reason any of said persons is unable to serve.



                     ELECTION OF DIRECTORS

Information About Nominees

In accordance with the Company's By-Laws, a Board of not less than three or more than fifteen directors is to be elected at the Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board has fixed the number of directors at twelve. All of the following nominees for Director are currently Directors of the Company and all of the nominees have consented to serve if elected. The proxy cannot be voted for more than twelve nominees. Unless otherwise noted, each of the Directors has been with the organizations listed in the following table in the capacity or capacities so listed for more than five years.





                      NOMINEES FOR DIRECTOR




    Nominee and Principal                                    Served as
   Occupation for the last                                   Director
        Five Years                                Age          Since


CHARLES E. BILLUPS ...........                    67             1971
Chairman of the Board of the
  Company since January 1985;
  Interim President of the Company,
  May 1992 to December 1992;
  President and CEO of the Company,
  1973 to 1989.

BENJAMIN C. BIXBY ............                     61            1979
Chairman of the Board, Bixby
  International Corporation (a
  processor of high performance
  plastics.)  Director, Bay Bank, N.A.,
  Northeast Regional Board; Director,
  Bay State Insurance Company;
  Director, Merrimack Mutual
  Insurance Company; Director,
  Cambridge Mutual Fire Insurance
  Company.

DANIEL A. BURKHARDT ..........                     49            1985
Principal, The Jones Financial Companies, a Limited Partnership (Investment
  Bankers); Director, St. Joseph Light
  & Power Co.; Director, Galaxy
  Cablevision Management, Inc.;
  Director, Mid-America Realty Trust;
  Director, Southeastern Michigan
  Gas Enterprises, Inc.; Chairman, Community
  Investment Partners, LP, I & II.

EDWARD J. CURTIS .............                     54            1993
President, E.J. Curtis Associates,
  Inc. (Professional Management
  Consulting Services); Director,
  Southeastern Michigan Gas
  Enterprises, Inc.

DOROTHY J. DOTSON ............                     52            1985
Senior Vice President, Managing Director,
  NatWest Markets(Corporate and Investment
  Banking) since January 1994; Investment
  Banking, S.G. Warburg & Co., Inc.,
  April 1990 to December 1993.

RICHARD P. HAMEL .............                     53            1991
Attorney at Law and Owner of the
  law firm of Hamel, Deshaies
  & Gagliardi; Director, First &
  Ocean National Bank.

ROBERT S. JACKSON ............                     63            1985
Principal, Phase II Consulting (utility
  consulting) since June 1, 1993;
  Senior Vice President, Stone and
  Webster Management Consultants, Inc.
  (utility consultants) from 1974
  until May 31, 1993.

ERIC H. JOSTROM ..............                     54            1981
President and Chief Investment
  Officer, Constitution Management Company
  Inc.; Registered Investment Advisor,
  1992 to 1996; Director, Indosuez
  International Investment Services, S.A.,
  Paris; Director, Indosuez Asia Advisors Ltd.
  Hong Kong; President and Managing Director,
  Standard Chartered Equitor, N.A.; Former
  President and Managing Director, Standard
  Chartered North American Asset Management Co.,
  Inc.; President, Indosuez Asia Strategic
  Growth Fund, Inc.; Deputy Managing Director,
  Standard Chartered Equitor Global Asset
  Management Co., LTD, London; Chartered North
  American Asset Management Co., Inc.; Deputy
  Managing Director, Standard Chartered Equitor
  Global Asset Management Co., LTD, London.

ROBERT L. MEADE ..............                     66            1983
Attorney at Law and private
  investor.

KENNETH L. PAUL ..............                     55            1977
Vice President, Sales and Marketing,
  Process Engineering, Division of
  Process Engineering Systems Inter-
  national since 1994; President
  and CEO, Process Engineering, Inc.,
  from 1990 to 1994; Director, Family Bank;
  Director, Family Bancorp.

PHILIP H. REARDON ............                     60            1992
President and Chief
  Executive Officer of the
  Company since December 7, 1992;
  President and Chief Executive
  Officer, New Jersey Natural Gas
  Company, January 1987 to May
  1992; Director, Middlesex Water Company since May 1991; Director, First &
  Ocean National Bank since April 1995.

RICHARD L. WELLMAN                                 43           1994
Consultant, Katahdin Analytical Laboratories,
  Inc., since September 1996; Client Services
  Manager, Katahdin Analytical Laboratories,
  Inc., November 1995 to September 1996;
  Laboratory Operations Manager, Pace
  New England, Inc., 1988 to November 1995;
  Director, Acadia Management, Inc.


          MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year 1996, there were five meetings of the Board of Directors. All Directors attended over 75% of the aggregate number of meetings of the Board and the Committees on which they served. The Board of Directors has standing Executive, Compensation and Audit Committees. The Board of Directors does not have a standing Nominating Committee. The Executive Committee performs the functions of a Nominating Committee.

The Executive Committee of Messrs. Billups (Chairman),
Bixby, Meade, and Hamel has the power and responsibility of the Board of Directors in the management of the business and affairs of the Company when the Board of Directors is not in session. All action taken by the Executive Committee is submitted for ratification at the next meeting of the Board of Directors. During the fiscal year 1996 there were five meetings of the Executive Committee.

The Compensation Committee of Messrs. Bixby (Chairman),
Meade, Hamel and Jostrom reviews and makes recommendations to the Board of Directors as to the salaries and benefits of the Executive Officers of the Company. The Compensation Committee also has the responsibility of administering the Essex County Gas Company 1994 Stock Option Plan, an incentive stock option plan. All actions taken by the Compensation Committee are submitted for ratification at the next meeting of the Board of Directors. During the fiscal year 1996 there were two meetings of the Compensation Committee.

The Audit Committee has the responsibility of recommending auditors, determining the scope of their services and reviewing statements prepared and recommendations made by the auditors for the period under audit. The Committee members are Messrs. Bixby (Chairman), Paul and Ms. Dotson. During fiscal 1996 there was one meeting of the Audit Committee.

                   DIRECTORS' COMPENSATION

Each Director, other than Mr. Billups, is paid a fee of $500 for each meeting of the Board of Directors attended and $400 for each meeting of Committees of the Board attended. Reasonable travel expenses are reimbursed. In addition, each Director, other than Mr. Billups and those Directors who receive salaries from the Company, is paid a quarterly retainer of $1,250 for all other services rendered to this Company. Also, each member of the Executive Committee is paid a quarterly retainer of $1,250 except Mr. Billups and those members who receive salaries from the Company. Finally, Mr. Billups is paid a quarterly retainer of $5,000 in lieu of the foregoing Directors' fees.

The Company maintains a plan that allows the members of the Board of Directors to defer receipt of all or any part of their fees as a Director or as a member of any and all Committees of the Board. Under the Deferral Plan, a participating Director may elect that deferred amounts be credited to either a cash account or to a stock account. A Director may also elect that any amounts previously credited to a cash account be transferred to a stock account, but amounts credited to a stock account cannot be transferred to a cash account. Amounts credited to the stock account are credited with the number of shares of Common Stock that can be purchased at fair market value on the date such amount is credited to the account. Fees deferred and related earnings are payable when a Director ceases to be a Director, following a Director's retirement from his primary occupation, or on a fixed date five or more years after the election to defer fees. The plan also provides an election to receive deferred fees and accrued interest in one sum or in annual installments, not to exceed ten years. In the event of death of a Director, payments are made to the beneficiary designated by the Director.


          SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                   OWNERS AND MANAGEMENT

The following table lists the beneficial ownership, as of November 1, 1996, of Common Stock by all directors, each of the executive officers named in the Summary Compensation Table herein and the directors and executive officers of the Company as a group.

                                  Amount of
                                  Beneficial
                                  Ownership               Percent
                                  of Common                  of
Name                               Stock*                  Class

Charles E. Billups                         2,000            **
Benjamin C. Bixby                          2,182(1)         **
Daniel A. Burkhardt                          430            **
Edward J. Curtis                             100            **
Dorothy J. Dotson                            552            **
Richard P. Hamel                          25,700(2)         1.56%
Robert S. Jackson                          2,652            **
Eric H. Jostrom                           26,553(3)         1.61%
Robert L. Meade                           21,045            1.27%
Kenneth L. Paul                            3,460(4)         **
John W. Purdy, Jr.                         4,498(5)         **
Philip H. Reardon                         12,155(6)         **
Richard L. Wellman                           500            **

All Directors and Executive
Officers as a Group
(17 persons)                            125,391(7)          7.60%


  * Shares held directly with sole voting and/or investment power unless otherwise indicated.
 ** Shares beneficially owned do not exceed one percent of the outstanding shares of Common Stock.

(1) Includes 1,638 shares owned by his wife.

(2) Includes 25,600 shares of Common Stock owned by Trusts, of which he is a co-trustee. Beneficial ownership of 25,600 shares is disclaimed.

(3) Includes 24,100 shares of Common Stock owned by Trusts, of which he is a trustee or a co-trustee. Beneficial ownership of 24,100 shares is disclaimed.

(4) Includes 1,168 shares of Common Stock owned by his son.

(5) Includes 686 shares of Common Stock held in the Company's
    Employee Thrift (401-k) Trust Fund and 3,309 shares of
    Common Stock held in the Company's Employee Stock Ownership
    Plan Trust Fund.

(6) Includes 1,000 shares owned jointly by his wife and mother-in-law; 1,469 shares of Common Stock held in the Company's Employee Thrift (401-k) Trust Fund; 1,927 shares of Common Stock held in the Company's Employee Stock Ownership Plan Trust Fund and 4,800 shares in the Company's Incentive Stock Option Plan.

(7) See footnotes 1-5 above; includes 4,136 shares of Common Stock held in the Company's TRASOP Trust Fund, 4,952 shares of Common Stock held in the Company's Employee Thrift (401-k) Trust Fund, and 9,896 shares of Common Stock held in the Company's Employee Stock Ownership Plan Trust Fund for executive officers not previously noted.


                COMPENSATION OF EXECUTIVE OFFICERS

Cash Compensation

The following table shows compensation paid by the Company and its subsidiaries to the Company's President and Chief
Executive Officer and the other Executive Officer of the Company whose total annual compensation for fiscal 1996 exceeded $100,000.



                    SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------

                    Annual Compensation          Long Term Compensation
                    -------------------          ----------------------
                                              Restricted             (2)
Name and            (1)          Other Annual   Stock             All Other
Principal  Year   Salary  Bonus  Compensation   Awards  Options  Compensation
Position            ($)    ($)       ($)         ($)      (#)        ($)
------------------------------------------------------------------------------

Philip H. Reardon
  President &
  Cheif Executive
  Officer
            1996   176,278   -                                -       17,712
            1995   175,462   -                           24,000       25,100
            1994   171,283   -                                -       24,447


John W. Purdy, Jr.
  Vice President
  Marketing and
  Public Affairs
            1996   110,492   -                                -       12,716
            1995   107,683   -                                -       18,132
            1994   102,910   -                                -       14,865


------------------------------------------------------------------------------



(1) Compensation for Mr. Reardon includes $3,078, $2,262 and
    $1,500 in deferred directors fees for fiscal 1996, 1995 and 1994, respectively.

(2) The amounts in this column represent the contributions by the Company on behalf of the above-named individuals to the Company's Employee Stock Ownership Plan (the "ESOP") which is a qualified defined contribution plan and the Company's contribution to its Employee Thrift Savings Plan (the "Thrift Plan") which is a defined contribution plan that incorporates salary deferral provisions pursuant to Section 401(k) of the Internal Revenue Code for all employees who have elected to participate on that basis. During the fiscal year ended August 31, 1996, the Company contributions under the ESOP and Thrift Plan for Mr. Reardon were $12,612 and $5,100, respectively, and contributions under the ESOP and Thrift Plan for Mr. Purdy were $9,401 and $3,315, respectively. For the fiscal year ended August 31, 1995, contributions to Mr. Reardon under the ESOP and Thrift Plan were $19,904 and $5,196, respectively, and for Mr. Purdy, $14,901 and $3,231, respectively. For the fiscal year ended August 31, 1994, contributions under the ESOP and Thrift Plan for Mr. Reardon were $18,483 and $5,964, respectively and for Mr. Purdy were $11,658 and $3,207, respectively.


Employee Plans and Agreements

The Company maintains a non-contributory defined benefit pension plan (the "Plan"), for non-union employees to provide retirement benefits based on a final full five-year average compensation formula. Non-union employees are eligible for the Plan at age 21, with one year of service, with benefits based on a maximum of 25 years of service until age 65.

    The following table shows the 1996 annual pension benefits payable to employees upon retirement at age 65 in various levels of final five-year average remuneration and years-of-service classification, assuming the election of a retirement allowance payable as a life annuity:



    Pension Plan Table

                                           Years of Service
    Final 5-Year
      Covered                                                         25 or
    Compensation         10             15             20             more

      $100,000        $21,270        $31,906        $42,541         $53,176
       120,000         25,670         38,506         51,341          64,176
       140,000         30,070         45,106         60,141          75,176
       160,000         34,470         51,706         68,941          86,176
       180,000         38,870         58,306         77,741          97,176

Compensation under the Plan is defined as regular remuneration paid for services including commissions paid to salesmen but excluding bonus, overtime and special pay. The estimated credited years of service at normal retirement under the Plan for the individuals named in the Summary Compensation Table is: Philip H. Reardon, 9, and John W. Purdy, Jr., 14. The benefits listed in the Pension Plan Table are not subject to any deduction for Social Security or other offset amounts.

In addition, the Company has a Supplemental Executive Retirement Plan for executives of the Company who are selected
by the Board of Directors to participate.   The Supplemental
Executive Retirement Plan provides retirement and disability benefits as well as a death benefit. Mr. Reardon has been selected and is participating in the Supplemental Executive Retirement Plan. Benefits under such Plan are determined according to the following Benefit Formula: 60% of highest
5 consecutive full calendar years average reduced by the employee's qualified plan benefits from Essex County Gas Company and New Jersey Natural Gas Company.

     The Company has entered into contingent employment agreements with Philip H. Reardon and John W. Purdy, Jr. These agreements become effective only upon a change of control (as defined in the agreements). These agreements call for the executive to receive an annual salary at the rate which is not less than the current rate of annual salary with the opportunity for increases from time to time thereafter which are in accordance with the Corporation's regular practices. In addition, the executive is also entitled to current benefits, including insurance and participation in qualified plans. In the event of a termination of any of these employment agreements by the Company after a change of control for any reason other than death, disability or cause, or in the event a covered officer resigns upon the occurrence of (i) any significant change in the nature or scope of the officer's duties from those presently performed, any reduction in total compensation, any other breach by the Company of the employment agreement or (ii) a reasonable determination by such officer that, as a result of a change of control and such change in circumstances thereafter significantly affecting his position, such officer is unable to exercise the authorities, powers, functions or duties attached to his position, such officer will be entitled to receive the above mentioned compensation and benefits as provided for in the employment agreement for a term of two years.



        COMPENSATION COMMITTEE REPORT ON EXECUTIVE
                      COMPENSATION

The Committee's Compensation policies and plans applicable to the executive officers seeks to enhance the profitability of the Company and shareholder value, as well as control costs and maintain reasonable rates for the customers. The Committee's practices reflect policies that compensation should (1) attract and retain well-qualified executives, (2) support short- and long-term goals and objectives of the Company, (3) reward individuals for outstanding contributions to the Company's success, (4) be meaningfully related to the value created for shareholders, and (5) relate to maintenance of good customer relations and reasonable rates.


Chief Executive Officer

In establishing the Chief Executive Officer's compensation, the Committee begins by determining the salary paid to chief executive officers at similarly sized utility companies, as reported in regional surveys, keeping in mind the performance of those companies, in order to establish a start ing point for the Chief Executive Officer's compensation. The Committee then reviews certain of its financial goals, including earnings, return on equity, and cost containment efforts; to the extent these goals have been met or exceeded, the Chief Executive Officer's compensation is increased. More than any other factor, the Compensation Committee believes the degree of success in meeting these financial objectives is the most important element in determining the Chief Executive Officer's compensation. Secondarily important (and somewhat more subjective) in the Compensation Committee's considerations are the following criteria: the development of a Company strategic plan, the creation of an action plan to improve relations with regulators, customers and the media, and involvement in community affairs. The proposed compensation amount is then submitted to the full Board of Directors for approval.


Other Executive Officers

In establishing compensation for the Company's executive officers other than the Chief Executive Officer, the Chief Executive Officer first establishes a salary range for each executive officer. These salary ranges are based in part upon salaries provided to executive officers in comparable utility companies, as reported by regional salary surveys, based on the relative significance of each officer's responsibilities. Specific salary levels are then established through evaluations of each executive officer's performance of his or her goals and duties with the assistance of outside compensation specialists. Financial goals related to earnings, cost containment efforts and return on equity are the most important factors. Other, more subjective goals such as leadership qualities, as well as technical abilities also influence the determination of each executive officer's salary level. These base salary levels, as determined by the Chief Executive Officer, are then reviewed by the Compensation Committee and approved by the Board.


                                 COMPENSATION COMMITTEE MEMBERS

                                   Benjamin C. Bixby, Chairman
                                   Robert L. Meade
                                   Richard P. Hamel
                                   Eric H. Jostrom





                COMPARATIVE TOTAL SHAREHOLDER RETURN

Set forth below is a line graph comparing the cumulative total shareholder return for the Company's Common Stock to the cumulative total return of the Standard & Poor's ("S&P") 500 Stock Index and the S&P 40 Utility Index for the five-year period beginning August 31, 1991 and ending August 31, 1996.










                              GRAPH


                        8/31/91  8/31/92  8/31/93  8/31/94  8/31/95  8/31/96

ESSEX COUNTY GAS
    COMPANY            $100.00   $113.99  $156.72  $134.30  $145.92  $155.49
S&P 500 STOCK INDEX    $100.00   $107.92  $124.34  $131.14  $159.27  $189.10
S&P UTILITIES 40
   40 INDEX            $100.00   $115.78  $145.46  $129.31  $151.38  $171.29









Assumes $100 invested at the close of trading on the last trading day of fiscal 1991 in Essex County Gas Company Common
Stock, S&P 500 Stock Index and S&P Utilities 40 Index. Also assumes reinvestment of dividends.




      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                    PARTICIPATION

The members of the Compensation Committee during the 1996 fiscal year were Benjamin C. Bixby (Chairman), Robert L. Meade,
Richard P. Hamel and Eric H. Jostrom.

Richard P. Hamel, a Director of the Company, is a partner in the law firm of Hamel, Deshaies & Gagliardi, a firm which performed legal services for the Company during the past 21 years. The firm has also been retained for the current fiscal year.



                      CERTAIN TRANSACTIONS

The Company has engaged NatWest Markets as placement agent for issuance of First Mortgage Bonds during the 1997 fiscal year. Ms. Dorothy J. Dotson, a director of the Company, is a Senior Vice President and Managing Director of NatWest Markets.




      COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons the Company believes that during the fiscal year ended August 31, 1996, all filing requirements applicable to the officers, directors, and greater than ten-percent beneficial owners were complied with.


                  INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP, independent certified public accountants, was appointed in August, 1987, and is expected to be reappointed at the Board of Directors Meeting on January 21, 1997, as auditors to examine the records of the Company for the fiscal year ended August 31, 1997.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.


                           EXPENSES

The expenses in connection with the solicitation of the enclosed form of proxy will be borne by the Company. In order to obtain the requisite vote at the Annual Meeting, Company officers, directors, and other employees of the Company may solicit proxies, but the Company will not pay any compensation for such solicitations. In addition, the Company has contracted with Corporate Investors Communications, Inc. to assist the Company with the solicitation of proxies for a fee of $4,000 plus expenses.




                     STOCKHOLDER PROPOSALS

Any stockholder proposal to be presented at the 1998
Annual Meeting of the Company must be received by Cathy E.
Brown, Clerk of the Corporation, on or before August 8, 1997, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

For any item of business to be properly considered at the 1998 Annual Meeting, the item of business must either (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the persons calling the meeting as herein provided, (b) be otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) be otherwise properly brought before the meeting by a shareholder as hereinafter provided. For business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Clerk of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting of shareholders is given or made to shareholders, to be timely, notice by the shareholder of business to be conducted at a meeting must be received by the Clerk not later than the close of business on the tenth day following the day on which notice of the date of the meeting of shareholders was mailed or such public disclosure was made to the shareholders. A shareholder's notice to the Clerk shall be set forth as to each matter he proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder or shareholders proposing such business, (c) the class or classes of stock and number of shares of such class or classes of stock which are beneficially owned by the proposing shareholder or share holders, and (d) any material interest of the proposing shareholder or shareholders in such business.


                         OTHER MATTERS

The Company does not presently intend to bring before the meeting any matters other than those specified and has no knowledge of any other matters which may be brought up by other persons. However, if any other matters not now known properly come before the meeting or any adjournment thereof, the persons named in the enclosed form of proxy, including any substitutes, will vote said proxy in accordance with their judgment on such matters.



                                             By Order of the
                                             BOARD OF DIRECTORS



                                                  Cathy E.Brown
                                                  Clerk



December 2, 1996


PROXY -- SOLICITED BY THE BOARD OF DIRECTORS
              ESSEX COUNTY GAS COMPANY



     The undersigned hereby constitutes and appoints Charles E. Billups and Richard P. Hamel, or either of them, with full power of substitution and revocation in each, proxies to vote all shares of Common Stock of Essex County Gas Company which the undersigned may be entitled to vote at the Annual Meeting of the Stockholders to be held on January 21, 1997, and at any and all adjournments thereof.

The Board of Directors recommends votes "for" all of the following proposals:

     1.   ELECTION OF DIRECTORS

                     FOR                  AGAINST           ABSTAIN
          all nominees listed below     all nominees
          (except as marked to the      listed below
           contrary below)
                  /__ /                     /__ /            /__ /

     (INSTRUCTION:  To vote against any individual nominee,
                    strike a line through that nominee's name in the list below.)

     C. E. Billups, B. C. Bixby, D. A. Burkhardt, E. J. Curtis, D.
     J. Dotson, R. P. Hamel, R. S. Jackson, E. H. Jostrom, R. L.
     Meade, K. L. Paul, P. H. Reardon, and R. L. Wellman.


      2.WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER
        BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           (Continued and to be signed on other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - -

Account No.              No. of Shares



This Proxy will be voted as specified. If no specification is made, the Proxy will be voted FOR all Items.

Dated: ________________________, 199_

Please
Sign
Here   ______________________________

Stockholders please sign this proxy
exactly as your name appears above,
including the title "Executor",
"Administrator", "Trustee", etc., if
the same is indicated.  If a joint
account, each joint owner should sign.
If stock is held by a corporation,
this proxy should be executed by an
authorized officer thereof.